UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)    October 21, 2005

                          ON THE GO HEALTHCARE, INC.
            (Exact name of registrant as specified in its charter)

   DELAWARE                      333-61538                 98-0231687
- ---------------             --------------------    -------------------
(State or Other                 (Commission          (IRS Employer
Jurisdiction of                 File Number)           Identification
 Incorporation)                                                   No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM  1.01   ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On October 21, 2005, we entered into a non-binding Letter of Intent for the acquisition of Island Corporation a private company incorporated under the laws of Ontario. Pursuant to the non-binding Letter of Intent, if the transaction is completed, we intend to pay $1,000,000 in cash and issue restricted shares of our stock in exchange for all outstanding shares of Island Corporation. However, since the Letter of Intent is non-binding, it is possible that the transaction will not be completed or will be completed on different terms than are currently contemplated.

The description of the proposed acquisition contained herein is qualified in its entirety by reference to the Letter of Intent, attached to this current report on Form 8-K as Exhibit 10.1, which is incorporated by reference.

This report contains forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including economic conditions affecting the B2B environment; continued ability to obtain hardware, software and peripherals at competitive costs; our ability to finance our planned expansion efforts; our ability to manage our planned growth; and changes in regulations affecting our business and such other risks disclosed from time to time in our reports filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

EXHIBIT NUMBER          DESCRIPTION

10.1 Letter of Intent between On The Go Healthcare, Inc. and Island Corporation. for the Acquisition of Island Corporation dated October 21, 2005




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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ON THE GO HEALTHCARE, INC.
                                       (Registrant)



Date: October 24, 2005                   /s/ Stuart Turk
                                     ----------------------------------
                                      Name:  Stuart Turk
                                      Title: President and
                                             Chief Executive Officer

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